DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                       DREYFUS STRATEGIC MUNICIPALS, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders:

      The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 11, 2001 at 10:00 a.m., for the following purposes:

      1. To elect Directors to serve for a specified term and until their successors are duly elected and qualified.

      2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof. Stockholders of record at the close of business on March 9, 2001 will be entitled to receive notice of and to vote at the meeting.

                                                By Order of the Board





                                                John Hammalian
                                                Secretary

New York, New York
March 29, 2001

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                       DREYFUS STRATEGIC MUNICIPALS, INC.

                            COMBINED PROXY STATEMENT

                         Annual Meeting of Stockholders
                       to be held on Friday, May 11, 2001

      This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus Strategic Municipal Bond Fund, Inc. ("DSMB") and Dreyfus Strategic Municipals, Inc. ("DSM") (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 11, 2001 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on March 9, 2001 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If the proposal is approved by stockholders of one Fund and disapproved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by a later-dated proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. As of March 9, 2001, the Funds had outstanding the following number of shares:

                           Common Stock               Auction Preferred Stock
  Name of Fund              Outstanding                     Outstanding

     DSMB                   47,827,895                          7,440
     DSM                    58,549,216                         11,400

      It is estimated that proxy materials will be mailed to stockholders of record on or about March 29, 2001. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

      A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.

                        PROPOSAL: ELECTION OF DIRECTORS

      Each Fund's Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund, to serve until their respective successors are duly elected and qualified. With respect to DSMB, Mr. Houminer and Ms. Pringle are nominated to be elected as Class II Directors to serve for a three-year term. With respect to DSM, Messrs. Carter, DiMartino and Leone are nominated to be elected as Class I Directors to serve for a three-year term. Messrs. Carter, DiMartino and Leone also are continuing Class I Directors of DSMB and Mr. Houminer and Ms. Pringle also are continuing Class II Directors of DSM. Each Nominee also currently serves as a Director of the Funds for which their election is proposed. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's other continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds.

      Under the terms of each Fund's Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. One such Director, Mr. John E. Zuccotti, was elected last year as a Class III Director for APS holders of DSM, to serve for a three year term. He also currently is designated for holders of DSMB's APS as a Class III Director. The other Director designated for holders of APS, Ms. Robin A. Pringle, is a Class II Director for DSM, whose term expires in one year. Ms. Pringle currently is a Nominee for election as a Class II director for APS holders of DSMB.

      Voting with regard to the Proposal will be as follows: for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of each Class I Director; for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Director Mr. Houminer, but APS holders will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Class II Director Ms. Pringle, who is nominated to represent the APS of DSMB.



Name of Nominee, Principal
Occupation and Business Experience for                                  Director       For Term
Past Five Years                                             Age          Since         Expiring

HODDING CARTER, III - Class I Director of DSM only          65          1989           2004
President and Chief Executive Officer of the John S.
And James L. Knight Foundation. From 1985 to 1998, he
was President and Chairman of MainStreet TV. From 1995
to 1998, he was Knight Professor in Journalism at the
University of Maryland. From 1980 to 1991, he was "Op
Ed" columnist for The Wall Street Journal. From 1985 to
1986, he was anchor and Chief Correspondent of "Capital
Journal," a weekly Public Broadcasting System ("PBS")
series on Congress. From 1981 to 1984, he was anchorman
and chief correspondent for PBS' "Inside Story," a
regularly scheduled half-hour critique of press
performance. From 1977 to July 1, 1980, Mr. Carter
served as Assistant Secretary of State for Public
Affairs and as Department of State spokesman. His
address is c/o Knight Foundation, 2 South Biscayne
Boulevard, Suite 3800, Miami, FL 33131.

JOSEPH S. DiMARTINO-Class I Director of DSM only            57          1995           2004
Chairman of the Board. Since January 1995, Chairman of
the Board of various funds in the Dreyfus Family of
Funds. He also is a director of The Muscular Dystrophy
Association, HealthPlan Services Corporation, a
provider of marketing, administrative and risk
management services to health and other benefit
programs, Carlyle Industries, Inc. (formerly, Belding
Heminway Company, Inc.), a button packager and
distributor, Century Business Services, Inc., a
provider of various outsourcing functions for small and
medium size companies, The Newark Group, a privately
held company providing a national network of paper
recovery facilities, paperboard mills and paperboard
converting plants, and QuickCAT.com, Inc., a private
company engaged in the development of high speed
movement, routing, storage, and encryption of data
across all modes of data transport. Prior to January
1995, he was President, a director and, until August
1994, Chief Operating Officer of Dreyfus and Executive
Vice President and a director of Dreyfus Service
Corporation. From August 1994 to December 1994, he was
a director of Mellon Financial Corporation. His address
is 200 Park Avenue, New York, New York 10166.

Name of Nominee, Principal
Occupation and Business Experience for                                  Director       For Term
Past Five Years                                             Age          Since         Expiring

RICHARD C. LEONE - Class I Director of DSM only             60           1989             2004
President of The Century Foundation (formerly, The
Twentieth Century Fund, Inc.), a tax-exempt research
foundation engaged in the study of economic, foreign
policy and domestic issues. From April 1990 to March
1994, he was Chairman of, and from April 1988 to March
1994, he was a Commissioner of, The Port Authority of
New York and New Jersey. From 1985 to 1986, he was a
member of, and from January 1986 to January 1989, he
was a Managing Director of, Dillon, Read & Co., Inc.
His address is 41 East 70th Street, New York, New York
10021.

EHUD HOUMINER - Class II Director of DSMB only              60             1994          2004
Professor and Executive-in-Residence at the Columbia
Business School, Columbia University. Since January
1996, Principal of Lear, Yavitz, and Associates, a
management consultant firm. He also is a director of
Avnet Inc. and SuperSol Limited, an Israeli supermarket
chain. His address is c/o Columbia Business School,
Columbia University, Uris Hall, Room 526, New York, New
York 10027.

ROBIN A. PRINGLE - Class II Director of DSMB only           37              1995         2004
(APS Designee) Vice President of The National Mentoring
Partnership and President of The Boisi Family
Foundation, a private family foundation devoted to
youths and higher education located in New York City.
Since 1993, she has been Vice President, and from March
1992 to October 1993, Executive Director of One to One
Partnership, Inc., a national non-profit organization
that seeks to promote mentoring and economic
empowerment for at-risk youths. From June 1986 to
February 1992, she was an investment banker with
Goldman, Sachs & Co. Her address is 621 South Plymouth
Court, Chicago, Illinois 60605.


      The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

      For each Fund's most recent fiscal year, the number of Board meetings held and aggregate amount of compensation paid to each continuing Director who is not a Nominee by the Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain other information concerning each Fund's Directors and officers is also set forth on Exhibit A.

      The Funds typically pay the Directors an annual retainer and a per meeting fee ($2,500/$500 for DSMB and $4,500/$500) for DSM and reimburse them for their expenses. The Chairman of the Board of each Fund, Joseph S. DiMartino, receives an additional 25% in annual retainer and per meeting fees. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to Board members. The Funds had no Emeritus Directors as of the date of this Proxy Statement. The Funds do not pay any other remuneration to their officers or Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.

      The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 2000, and by DSM for its fiscal year ended September 30, 2000, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolio's of such funds is set forth in parenthesis next to each Nominee's total compensation)* for the year ended December 31, 2000, was as follows:

                                                               Total
                                                            compensation
                                                         from each Fund and
                                   Aggregate             Dreyfus fund complex
Name of                           compensation                paid to
Nominee and Fund                from each Fund**              Nominee
Hodding Carter III                                          $39,500 (7)
        DSMB                      $5,000
        DSM                       $6,500
Joseph S. DiMartino                                         $805,537 (189)
        DSMB                      $6,875
        DSM                       $8,125
Richard Leone                                               $42,500 (7)
        DSMB                      $5,500
        DSM                       $6,500
Ehud Houminer                                               $73,039 (21)
        DSMB                      $4,500
        DSM                       $6,000
Robin A. Pringle                                             36,500 (7)
        DSMB                      $4,500
        DSM                       $6,500

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,125 for DSM and $3,179 for DSMB for all Directors as a group.

      For each Fund or class, election of each Nominee requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.

      Each Fund has a standing nominating committee, compensation committee and audit committee comprised of its Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund. The nominating committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Fund's Board. The compensation committee establishes the Directors' compensation for serving on the Fund's Board. The audit committee's function is to oversee the Fund's financial reporting process and other audit related matters as they arise throughout the year. A copy of each Fund's Audit Committee Charter, which describes the audit committee's purposes, duties and powers, is attached as Exhibit B to this Proxy Statement. During each Fund's most recent fiscal year, the nominating, compensation and audit committees each met once.

                       SELECTION OF INDEPENDENT AUDITORS

      The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the audit committee is to recommend to the Fund's Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on November 14, 2000 for DSMB and January 22, 2001 for DSM, each Fund's audit committee recommended and each Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP as the independent auditors for each Fund's fiscal year ending in 2001. Ernst & Young LLP, a major international accounting firm, has acted as auditors of each Fund since the Fund's organization. After reviewing the Fund's audited financial statements for the fiscal year ended September 30, 2000 for DSM, and November 30, 2000 for DSMB, each Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's annual report to stockholders. A copy of the audit committee's report for each fund are attached as Exhibit C and D to this proxy statement.

      Audit Fees. For the fiscal year ended September 30, 2000 for DSM, and November 30, 2000 for DSMB, Ernst & Young LLP billed each fund $27,800 and $40,000, respectively, for services rendered for the audit of the Fund's annual financial statements.

      Financial Information Systems Design and Implementation. For the fiscal year ended September 30, 2000 for DSM and November 30, 2000 for DSMB, Ernst & Young LLP did not bill either Fund, Dreyfus or entities controlling, controlled by or under common control with Dreyfus for financial information systems design or implementation services.

      All Other Fees. For the fiscal year ended September 30, 2000 for DSM, and November 30, 2000 for DSMB, Ernst & Young LLP billed each fund $18,500 and $18,500, respectively, and billed the Funds, Dreyfus and any entity controlling, controlled by or under common control with Dreyfus in the aggregate $70,000 for services other than those described above. The audit committee for each Fund considered the compatibility of these non-audit services with Ernst & Young LLP's independence.

                                 OTHER MATTERS

      If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

      Neither Fund's Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

      Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by facsimile, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

      Proposals that stockholders wish to include in either Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent in writing and received by the Fund no later than October 30, 2001 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166,
Attention: General Counsel. The after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 6, 2002.

      Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser.

                      NOTICE TO BANKS, BROKER/DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

      Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, New York 10286, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of Bank of Boston, Shareholder Services Division, Proxy Department, P.O. Box 17191/M/S:
45-01-02, Boston, Massachusetts 02105, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: March 29, 2001


                                   EXHIBIT A
                                     PART I

        Part I sets forth information relevant to the continuing Directors who are not Nominees for election at this meeting.

                                 BOARD MEMBERS

Name of Continuing Director, Principal
Occupation and Business Experience for                                  Director       Year Term
Past Five Years                                             Age          Since          Expires

DAVID W. BURKE - Class III                                  64          DSMB - 1994       2002
Board member of various funds in the Dreyfus Family of                  DSM - 1994        2003
Funds. Chairman of the Broadcasting Board of Governors,
an independent board within the United States
Information Agency, from August 1994 to November 1998.
From August 1994 to December 1994, Mr. Burke was a
Consultant to the Manager, and from October 1990 to
August 1994, he was Vice President and Chief
Administrative Officer of the Manager. From 1977 to
1990, Mr. Burke was involved in the management of
national television news, as Vice President and
Executive Vice President of ABC News, and subsequently
as President of CBS News. His address is Box 654,
Eastham, Massachusetts 02642.

HANS C. MAUTNER - Class III                                 63          DSMB - 1989       2002
Vice Chairman and a Director of Simon Property Group,                   DSM - 1987        2003
real estate investment company, and Trustee of
Cornerstone Properties, Inc. From 1997 to 1998, he was
Chairman, Chief Executive Officer and a Trustee of
Corporate Property Investors, which merged into Simon
Property Group in September 1998. Since January 1986,
he has been a Director of Julius Baer Investment
Management, Inc. His address is 33 St. James's Square,
London SW1Y 4JS, England.



Name of Continuing Director, Principal
Occupation and Business Experience for                                  Director       Year Term
Past Five Years                                             Age          Since          Expires

JOHN E. ZUCCOTTI - (APS Designee) Class III                 63          DSMB - 1989       2002
Since November 1996, Chairman of Brookfield Financial                   DSM - 1987        2003
Properties, Inc. and, since February 2000,
Vice-Chairman of Brookfield Properties Corporation
headquartered in Toronto, Canada (parent company of
Brookfield Financial Properties). From 1990 to November
1996, he was the President and Chief Executive Officer
of Olympia & York Companies (U.S.A.) and a member of
its Board of Directors since its inception in November
1996. From 1971 to 1986, he was a partner in the law
firm of Tifo & Zuccotti. He was First Deputy Mayor of
the City of New York from 1975 to 1977, and Chairman of
the City Planning Commission for the City of New York
from 1973 to 1975. Mr. Zuccotti has been a member of
many boards for corporate and not-for-profit entities.
Mr. Zuccotti also serves as a Director of Applied
Graphics Technologies, Inc. His address is 1 Liberty
Plaza, 6th Floor, New York, New York 10006.


                      PERTAINING TO THE BOARD OF EACH FUND

      - Number of Board meetings held during the last fiscal year: DSMB-6 and DSM-6

      - All Directors (and Nominees) attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

      - To each Fund's knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2000 for DSM and November 30, 2000 for DSMB. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

      Compensation Table. The aggregate amount of compensation paid to each continuing Director by DSMB for its fiscal year ended November 30, 2000, and by DSM for its fiscal year ended September 30, 2000, and the aggregate amount of compensation paid to each such Director by all funds in the Dreyfus Family of Funds for which such Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director's total compensation)* for the year ended December 31, 2000, was as follows:

                                                             Total
                                                          compensation
                                                       from each Fund and
                            Aggregate                     fund complex
    Name of               compensation                       paid to
Director and Fund        from each Fund**                   Nominee
David W. Burke                                              $254,289 (62)
        DSMB                 $5,500
        DSM                  $6,500
Hans C. Mautner                                             $35,500 (7)
        DSMB                 $4,500
        DSM                  $6,500
John E. Zuccotti                                            $42,500 (7)
        DSMB                 $5,500
        DSM                  $6,500

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Director serves as a Board member.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,125 for DSM and $3,179 for DSMB for all Directors as a group.

                                    PART II

      Part II sets forth information relevant to the officers of each Fund.

Name and Position                                           Principal Occupation and Business
with Funds                              Age                 Experience For Past Five Years

STEPHEN E. CANTER
President                               55                  President, Chief Operating Officer,
                                                            Chief Investment Officer and a
                                                            director of Dreyfus, and an officer
                                                            of 94 investment companies (comprised
                                                            of 182 portfolios) managed by Dreyfus.
                                                            Mr. Canter also is a Director or an
                                                            Executive Committee Member of the
                                                            other investment management
                                                            subsidiaries of Mellon Financial
                                                            Corporation, each of which is an
                                                            affiliate of Dreyfus.
A. PAUL DISDIER
Executive Vice President                45                  Senior Portfolio Manager - Tax Exempt
                                                            Funds of Dreyfus, and an officer of 3
                                                            investment companies (comprised of 3
                                                            portfolios) managed by Dreyfus.
MARK N. JACOBS
Vice President                          54                  Executive Vice President, General
                                                            Counsel and Secretary of Dreyfus, and
                                                            an officer of 95 investment companies
                                                            (comprised of 195 portfolios) managed
                                                            by Dreyfus.
JOSEPH CONNOLLY
Vice President and Treasurer            43                  Director - Mutual Fund Accounting of
                                                            Dreyfus, and an officer of 95
                                                            investment companies (comprised of 195
                                                            portfolios) managed by Dreyfus.
JOHN B. HAMMALIAN
Secretary                               37                  Associate General Counsel of Dreyfus,
                                                            and an officer of 24 investment
                                                            companies (comprised of 28 portfolios)
                                                            managed by Dreyfus.
STEVEN F. NEWMAN
Assistant Secretary                     51                  Associate General Counsel of Dreyfus,
                                                            and an officer of 95 investment
                                                            companies (comprised of 195 portfolios)
                                                            managed by Dreyfus.
MICHAEL A. ROSENBERG
Assistant Secretary                     41                  Associate General Counsel of Dreyfus,
                                                            and an officer of 94 investment
                                                            companies (comprised of 182 portfolios)
                                                            managed by Dreyfus.
GREGORY S. GRUBER
Assistant Treasurer                     42                  Senior Accounting Manager - Municipal
                                                            Bond Funds of Dreyfus, and an officer
                                                            of 31 investment companies (comprised
                                                            of 61 portfolios) managed by Dreyfus.

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.


                                    PART III

      Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 23, 2001 by Nominees, continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund's outstanding shares. As of March 23, 2001 each Fund's Directors and officers, as a group, owned less than 1% of the Fund's outstanding shares.

      As of March 23, 2001, the following Directors and officers owned shares in the funds as indicated below:

                                     DSM                       DSMB
                              Common Shares Owned       Common Shares Owned
Directors                       March 23, 2001            March 23, 2001
Joseph S. DiMartino               40,000                      31,000
Richard C. Leone                   2,800                         700

Officers
Mark N. Jacobs                    46,330                        -0-
A. Paul Disdier                    7,000                      4,500

      To each Fund's knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of a Fund or the outstanding shares of APS on March 9, 2001, other than Cede & Co., which held of record 87% and 89% of the outstanding Common Stock for DSM and DSMB, respectively, and 100% of the outstanding shares of APS of each of DSM and DSMB.


                                   EXHIBIT B

                            AUDIT COMMITTEE CHARTER

                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                       DREYFUS STRATEGIC MUNICIPALS, INC.

                                (each, a "Fund")

1. The Audit Committee shall consist of at least three members and shall be composed entirely of independent directors, all of whom shall be financially literate as determined by the Fund's Board in its business judgment, with at least one member having accounting or related financial management expertise as determined by the Fund's Board in its business judgment.

2.    The purposes of the Audit Committee are:

      (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

      The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent accountants, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of outside auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

      (b) to ensure receipt of a formal written statement from the outside auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to recommend that the Fund's Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

      (c) to meet with the Fund's outside auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto;

      (d) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the outside auditors;

      (e) to review the fees charged by the outside auditors for audit and non-audit services;

      (f) to investigate improprieties or suspected improprieties in Fund operations; and

      (g) to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet at least once annually and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Fund's management.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Fund shall provide the New York Stock Exchange written confirmation regarding:

      (1) any determination that the Fund's Board has made regarding the independence of directors pursuant to the New York Stock Exchange's governance standards or applicable law;

      (2)   the financial literacy of the Committee members;

      (3) the determination that at least one of the Committee members has accounting or related financial management expertise; and

      (4) the annual review and reassessment of the adequacy of the Committee charter.

Effective: June 1, 2000



                                   EXHIBIT C

Dreyfus Strategic Municipals, Inc.                            November 14, 2000

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2000. The committee and the board also have approved the selection of Ernst & Young LLP as the Fund's independent auditors.

Richard C. Leone, Audit Committee Chair         Ehud Houminer, Audit Committee Member
David W. Burke, Audit Committee Member          Hans C. Mautner, Audit Committee Member
Hodding Carter, III, Audit Committee Member     Robin A. Pringle, Audit Committee Member
Joseph DiMartino, Audit Committee Member        John E. Zuccotti Audit Committee Member



                                   EXHIBIT D

Dreyfus Strategic Municipal Bond Fund, Inc.                    January 22, 2001

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fundy's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with the Fund's independent auditors the overall scope and plans for the audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended November 30, 2000. The committee and the board also have approved the selection of Ernst & Young LLP as the Fund's independent auditors.

Richard C. Leone, Audit Committee Chair         Ehud Houminer, Audit Committee Member
David W. Burke, Audit Committee Member          Hans C. Mautner, Audit Committee Member
Hodding Carter, III, Audit Committee Member     Robin A. Pringle, Audit Committee Member
Joseph DiMartino, Audit Committee Member        John E. Zuccotti Audit Committee Member



THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED


Please mark Boxes in blue or black ink.

Please mark your votes as indicated in this example   X___
                                                    ---------------


1.    Election of Directors

      Nominees are: Class I - Hodding Carter III, Joseph S. DiMartino and Richard C. Leone


________ FOR ALL Nominees

________ WITHHOLD authority only for the Nominee(s) whose name(s) I have written to the right _____________________________________________


________WITHHOLD authority for ALL NOMINEES


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: ____________________________________________, 2001

_________________________________________________________
Signature(s)
_________________________________________________________
Signature(s)

Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope.



                              FOLD AND DETACH HERE


                       DREYFUS STRATEGIC MUNICIPALS, INC.

The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 09, 2001 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 11, 2001; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

 ...............................................................................
                              FOLD AND DETACH HERE


                                    IMPORTANT

      Please Act Promptly

      Sign, Date and Mail your Proxy Card(s) Today.

      No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

      Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

      Thank you for your interest in the Fund.